Third Quarter 2014 Investor Presentation

Safe Harbor F O R W A R D - L O O K I N G S T A T E M EN T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2013, and any subsequent Quarterly Reports on form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our residential mortgage-backed securities (RMBS), the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover credit losses in our portfolio, changes in interest rates and the market value of our assets, the availability of financing, the availability of target assets at attractive prices, our ability to manage various operational risks associated with our business, our ability to maintain our REIT qualification, limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, our ability to acquire mortgage loans or securitize the mortgage loans we acquire, our involvement in securitization transactions, the timing and profitability of our securitization transactions, the risks associated with our securitization transactions, our ability to acquire mortgage servicing rights (MSR), the impact of new or modified government mortgage refinance or principal reduction programs, unanticipated changes in overall market and economic conditions, and our exposure to claims and litigation, including litigation arising from our involvement in securitization transactions and investments in MSR. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Mission Based Strategy OUR MISSION IS TO BE RECOGNIZED AS THE INDUSTRY -LEADING MORTGAGE REIT: • Largest hybrid mortgage REIT investing in residential mortgage assets • Market capitalization of approximately $3.5 billion(1) • Provider of permanent capital to the U.S. mortgage market • Thought leader in the U.S. housing market BENEFITS OF OUR HYBRID MORTGAGE REIT MODEL: • Flexibility to take advantage of opportunities across Agency and non-Agency RMBS sectors and unsecuritized mortgage assets, including: ― RMBS ― Residential mortgage loans ― MSR ― Other financial assets IMPERATIVES: • Rigorous risk management system • Strong administrative infrastructure • Best practice disclosure and corporate governance • Logically diversify portfolio for benefit of stockholders 3 (1) Source: Bloomberg as of September 30, 2014.

Executive Summary

STRONG THIRD QUARTER 2014 RESULTS

- Reported book value of $11.25 per share; total return on book value 3.8%[1] in Q3-2014, 13.9% year-to-date
  - Q3-2014 cash dividend of $0.26 per share
- Delivered Comprehensive Income of $152.6 million
  - Return on average equity of 14.9%, or $0.42 per share
- Generated Core Earnings of $82.8 million, or $0.23 per share[2]

BUSINESS UPDATE

- Mortgage loan conduit and securitization
  - Completed two securitizations in Q3-2014
  - High-LTV and non-Prime products
- Mortgage Servicing Rights (MSR)
  - Significant opportunity to add flow sellers over time

(1) Return on book value for quarter ended September 30, 2014 is defined as the increase in book value per diluted share, from June 30, 2014 to September 30, 2014 of $0.16, plus dividend declared of $0.26 per share, divided by June 30, 2014 diluted book value of $11.09 per share.

(2) Core Earnings is a non-GAAP measure that we define as GAAP net income, excluding impairment losses, realized and unrealized gains or losses on the aggregate portfolio, certain non-recurring gains and losses related to discontinued operations and amortization of business combination intangible assets, reserve expense for representation and warranty obligations on MSR and certain non-recurring upfront costs related to securitization transactions. As defined, Core Earnings includes interest income or expense and premium income or loss on derivative instruments and servicing income, net of estimated amortization on MSR. Core Earnings is provided for purposes of comparability to other peer issuers. For a reconciliation of GAAP to non-GAAP financials, please refer to the GAAP to non-GAAP reconciliation table in the Appendix on slide 12.

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Market Overview

MACROECONOMIC ENVIRONMENT & POLICY CONSIDERATIONS

- Federal Housing Finance Agency's (FHFA) proposed rulemaking on Federal Home Loan Bank (FHLB) membership requirements
- Home price appreciation continues
  - CoreLogic Home Price Index up 5.6% on rolling 12-month basis[1]
- Unemployment
  - Steady improvement
- End of Federal Reserve's Quantitative Easing (QE)
  - Final reduction in asset purchases to occur in November
- Continued low interest rate environment
  - Curve flattened
- Actively engaged with a variety of parties in Washington

(1) Source: CoreLogic Home Price Index rolling 12-month change as of September 30, 2014.

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Delivering Total Return 112% total stockholder return since inception; compares favorably to Pine River Mortgage REIT Index(1)(2) (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through September 30, 2014. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg. (2) Pine River Mortgage REIT index total stockholder return for the period October 29, 2009 through September 30, 2014. Pine River Mortgage REIT index includes: AGNC, NLY, ANH, ARR, CMO, CIM, CYS, HTS, IVR, MFA, PMT, RWT, TWO, MITT, MTGE, AMTG, DX, NYMT, WMC and NRZ. Source: Bloomberg. 6 TWO Pine River Mortgage REIT Index(2) 112% 48% -10% 10% 30% 50% 70% 90% 110% 130%

TA RG ET E D C A P I TAL A L LO C AT I O N Q 3 - 2 014 H I G H L I G H T S P O RT FO L I O C O M P O S I T I O N Portfolio Composition 7 • 56% capital allocation to Rates — Sold high-LTV and low FICO pools; reinvested in lower loan balance pools — Sold majority of ARM holdings • 44% capital allocation to Credit — Capital allocation to conduit increased quarter-over-quarter Rates(4) $10.4B Credit(5) $3.9B AS OF SEPTEMBER 30, 2014 $14.3B Portfolio $ Millions (1) Assets in “Other” include credit sensitive loans (CSL) and non-Agency IOs. (2) Includes IIOs (or Agency Derivatives) of $186.4 million. (3) HECM are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. (4) Assets in “Rates” include Agency RMBS, Agency Derivatives and MSR. (5) Assets in “Credit” include non-Agency RMBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and CSL. 30-Year Fixed $6,658 HECM(3) $1,764 Senior $2,474 Mezzanine $518 MSR $498 Hybrid ARMs $132 15-Year Fixed $65 Other-Fixed $793 IOs and IIOs(2) $472 Other(1) $34 57% 53% 52% 54% 54% 57% 58% 57% 56% 36% 37% 38% 46% 46% 43% 42% 43% 44% 7% 10% 10% 0% 10% 20% 30% 40% 50% 60% 70% Rates Credit Residential Real Properties Net Economic Interest in Securitization Trusts $490 Prime Jumbo Loans $419 Dec. 31, 2013 Mar. 31, 2014 Jun. 30, 2014 Sept. 30, 2014 0.0% 1.8% 5.7% 7.6%

Hedging Strategy and Financing Profile[1]

HEDGING AND RISK MANAGEMENT

HEDGING STRATEGY

- Hedges structured to protect book value in a variety of interest rate environments
- Use a variety of hedging tools, including swaps, swaptions, interest-only bonds, inverse interest-only bonds, MSR and To-Be-Announced (TBA) contracts
- Maintain low overall rate posture
- Modest leverage and low basis risk

BOOK VALUE EXPOSURE TO CHANGE IN RATES[2]

	-100 bps	-50 bps	+50 bps	+100 bps
Change in book value	(2.6)%	(0.8)%	(0.3)%	(0.1)%

FUNDING AND LIQUIDITY PROFILE

LENGTHY AGGREGATE FINANCING PROFILE

REPURCHASE AGREEMENTS

- Focus on diversification and financial stability
- Continue to ladder repo maturities; averaged 100 days to maturity
- 25 active counterparties at September 30, 2014

FEDERAL HOME LOAN BANK OF DES MOINES

- Available borrowings under facility increased to $2.5 billion late in the quarter
  - Outstanding secured advances of $1.5 billion
  - Average maturity approximately 44 months; borrowing rate 0.4%

(1) Data as of September 30, 2014.
(2) Represents estimated percentage change in book value for theoretical parallel shifts in interest rates. Change in book value is total net asset change.

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Mortgage Loan Conduit and Securitization C O N D U I T I N I T I A T I VE G A I N I N G M O M E N T U M • Completed two securitizations during the quarter • Closed ABMT 2014-3 securitization subsequent to quarter-end • Pipeline (interest rate locks and prime jumbo holdings) remains strong, approximately $750 million at September 30, 2014; intend to complete future securitizations as market conditions permit • Retained interest includes AAAs of approximately $390 million and Subs and IOs of approximately $100 million – Expect to shift toward Subs and IOs over time • Focus on building additional originator relationships 9 PRIME JUMBO LOAN SUMMARY – 2014 $4 $8 $22 $54 $138 $243 $471 $461 $296 $395 $268 $642 $642 15 16 18 19 20 21 23 25 28 30 10 20 30 0 200 400 600 800 1,000 1,200 S e ller s C u m u la ti ve U P B ( $ M ill ion s) 2014 Settled Loans - Unsecuritized 2014 Settled Loans - Securitized Sellers (1) “2014 Settled Loans – Securitized” represents loans securitized under Agate Bay Mortgage Trust 2014-1 and Agate Bay Mortgage Trust 2014-2. (1)

Business Update

LAUNCHED HIGH-LTV AND NON-PRIME SUBSEQUENT TO QUARTER-END

- High-LTV:
  - Extension of current prime jumbo program
  - Focused on higher quality borrowers who need or desire to make smaller down payments
- Non-prime:
  - Aimed at borrowers unable to get a loan due to the extremely tight credit standards
  - Large potential market
  - Will take time to drive volume
- Potentially attractive investments for portfolio
- Serves goal to be a provider of capital to U.S. mortgage market

MORTGAGE SERVICING RIGHTS

- Opportunity to cultivate a large network of sellers
- Continue to view MSR as an attractive asset for portfolio

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Appendix

GAAP to Core Earnings Reconciliation 12 (In thousands, except for per share data) Three Months Ended June 30, 2014 Three Months Ended September 30, 2014 Reconciliation of GAAP to non-GAAP Information Core Earnings: Net income $39,657 $193,590 Adjustments for non-core earnings: Gain on sale of securities and mortgage loans, net of tax (34,772) (68,432) Unrealized (gain) loss on trading securities and mortgage loans held-for-sale, net of tax (9,980) 10,479 Realized loss on termination or expiration of swaps and swaptions, net of tax 4,399 28,100 Unrealized loss (gain) on interest rate swaps and swaptions economically hedging investment portfolio, repurchase agreements and FHLB advances, net of tax 78,666 (83,620) Loss on other derivative instruments, net of tax 18,026 713 Realized and unrealized (gain) loss on financing securitizations (20,829) 2,159 Unrealized loss (gain), net of tax, on mortgage servicing rights 14,418 (6,482) Securitization deal costs - 2,181 Amortization of business combination intangible assets, net of tax 86 - Representation and warranty expenses - 4,138 Core Earnings $89,671 $82,826 Weighted average shares outstanding - Diluted 366,078,124 366,118,866 Core Earnings per weighted average share outstanding - Diluted $0.24 $0.23

Rates: Agency RMBS Metrics 13 AGENCY RMBS CPR(3) AGENCY PORTFOLIO YIELDS AND METRICS (1) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (2) Securities collateralized by loans of less than or equal to $85K. (3) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (4) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. (5) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio (LTV). High LTV pools are predominately Making Homeownership Affordable (MHA) pools. MHA pools consist of borrowers who have refinanced through HARP. (6) Securities collateralized by loans held by lower credit borrowers as defined by Fair Isaac Corporation (FICO). Portfolio Yield Realized Q2-2014 At June 30, 2014 Realized Q3-2014 At Sept. 30, 2014 Agency yield 3.4% 3.2% 3.3% 3.3% Repo and FHLB costs 0.4% 0.4% 0.4% 0.4% Swap costs 0.7% 0.7% 0.9% 0.9% Net interest spread 2.3% 2.1% 2.0% 2.0% Portfolio Metrics Q2-2014 Q3-2014 Weighted average 3-month CPR(3) 8.5% 7.9% Weighted average cost basis(4) $108.4 $108.3 Agency: Vintage & Prepayment Protection Q2-2014 Q3-2014 Other Low Loan Balance Pools(1) 12% 28% HECM 18% 18% $85K Max Pools(2) 17% 17% 2006 & subsequent vintages – Premium and IOs 18% 15% High LTV (predominately MHA)(5) 15% 7% Seasoned (2005 and prior vintages) 5% 5% Prepayment Protected 5% 5% 2006 & subsequent vintages – Discount 4% 4% Low FICO(6) 6% 1% AGENCY PORTFOLIO COMPOSITION 8.7% 7.9% 6.4% 8.5% 7.9% 0.0% 5.0% 10.0% 15.0% Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Agency RMBS CPR

Rates: Agency RMBS 14 As of September 30, 2014 Par Value (M) Market Value (M) % of Agency Portfolio Amortized Cost Basis (M) Weighted Average Coupon Weighted Average Age (Months) 30-Year Fixed 4.0-4.5% $5,441 $5,838 59.1% $5,859 4.2% 20 ≥ 5.0% $729 $820 8.3% $790 5.5% 68 $6,170 $6,658 67.4% $6,649 4.4% 26 15-Year Fixed 3.0-3.5% $60 $62 0.7% $59 3.0% 46 4.0-4.5% $2 $2 0.0% $2 4.0% 51 ≥ 5.0% $1 $1 0.0% $1 6.6% 110 $63 $65 0.7% $62 3.1% 47 HECM $1,625 $1,764 17.8% $1,713 4.7% 36 Hybrid ARMs $122 $132 1.3% $128 2.8% 127 Other-Fixed $747 $793 8.0% $775 4.7% 72 IOs and IIOs $4,526 $472(1) 4.8% $450 4.0% 64 Total $13,253 $9,884 100.0% $9,777 4.4% 35 (1) Represents the market value of $285.9 million of IOs and $186.4 million of Agency Derivatives.

Rates: Mortgage Servicing Rights 15 As of June 30, 2014 As of September 30, 2014 Fair Value ($M) $500.5 $498.5 Unpaid Principal Balance ($M) $45,629.2 $45,526.8 Weighted Average Coupon 3.9% 3.9% Original FICO Score 740 730 Original LTV 74% 74% 60+ Day Delinquencies 1.2% 1.4% Net Servicing Spread 25 basis points 25 basis points Vintage: Pre-2009 3.8% 3.6% 2009-2012 64.5% 63.0% Post 2012 31.7% 33.4% Percent of MSR Portfolio: Conventional 71.1% 72.1% Government FHA 21.7% 20.9% Government VA/USDA 7.2% 7.0%

Credit: Non-Agency RMBS Metrics 16 NON-AGENCY PORTFOLIO COMPOSITION NON-AGENCY PORTFOLIO YIELDS AND METRICS (1) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, total non-Agency RMBS excluding the company’s non-Agency interest-only portfolio would have been $53.14 at September 30, 2014. Portfolio Yield Realized Q2-2014 At June 30, 2014 Realized Q3-2014 At Sept. 30, 2014 Non-Agency yield 8.7% 8.6% 8.5% 8.2% Repo and FHLB costs 1.9% 1.9% 1.7% 1.7% Swap costs 0.7% 0.7% 0.8% 0.8% Net interest spread 6.1% 6.0% 6.0% 5.7% NON-AGENCY RMBS CPR Non-Agency: Loan Type Q2-2014 Q3-2014 Sub-Prime 78% 77% Prime 10% 10% Option-ARM 7% 7% Alt-A 4% 4% Other 1% 2% Portfolio Metrics Q2-2014 Q3-2014 Weighted average 3-month CPR 3.6% 4.1% Weighted average cost basis(1) $55.4 $57.2 4.8% 3.8% 3.4% 3.6% 4.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Non-Agency RMBS CPR

Credit: Non-Agency RMBS

As of September 30, 2014	Senior Bonds	Mezzanine Bonds	Total P&I
Portfolio Characteristics:			
Carrying Value ($M)	$2,473.7	$517.7	$2,991.4
% of Credit Portfolio	82.7%	17.3%	100.0%
Average Purchase Price[1]	$56.08	$62.52	$57.20
Average Coupon	2.2%	1.8%	2.2%
Weighted Average Market Price[2]	$73.04	$81.88	$74.43
Collateral Attributes:			
Average Loan Age (months)	88	109	91
Average Loan Size ($K)	$372	$275	$357
Average Original Loan-to-Value	70.3%	70.8%	70.4%
Average Original FICO[3]	619	648	624
Current Performance:			
60+ Day Delinquencies	27.6%	25.4%	27.2%
Average Credit Enhancement[4]	8.8%	22.5%	11.0%
3-Month CPR[5]	3.5%	6.8%	4.1%

(1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency RMBS, excluding our non-Agency interest-only portfolio, would have been $51.85, $60.17 and $53.14, respectively.
(2) Weighted average market price utilized current face for weighting purposes.
(3) FICO represents a mortgage industry accepted credit score of a borrower.
(4) Average credit enhancement remaining on our non-Agency RMBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(5) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

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Repo and FHLB Financing(1) 18 (1) As of September 30, 2014. (2) Repo pledged collateral does not include U.S. Treasuries with repurchase agreements of $2.0 billion outstanding, cash and cash equivalents (restricted and unrestricted) and collateral due from counterparties. (3) Excludes FHLB membership and activity stock totaling $60.0 million as of September 30, 2014. Repo and FHLB Collateral(2)(3) Repo FHLB Total ($M) Available–for-sale securities, at fair value $11,185.8 $1,221.4 $12,407.2 Derivative asset, at fair value $184.9 $0.0 $184.9 Mortgage loans held-for-sale, at fair value $20.7 $387.1 $407.8 Net economic interests in consolidated securitization trusts $301.5 $85.8 $387.3 $11,692.9 $1,694.3 $13,387.2 Repo Maturities (2) Amount ($M) Percent (%) Within 30 days $1,913.8 19% 30 to 59 days $2,860.1 28% 90 to 119 days $2,289.5 22% 120 to 364 days $3,132.0 30% One year and over $93.2 1% $10,288.6 FHLB Maturities Amount ($M) Percent (%) ≤ 12 months $33.7 2% > 24 and ≤ 36 months $651.2 44% > 48 months $815.1 54% $1,500.0

Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity (Years) Payers Hedging Repo 2016 $6.1 0.622% 0.234% 1.82 2017 $6.4 1.074% 0.235% 2.87 2018 $1.1 1.314% 0.234% 3.74 2019 and after $2.0 2.268% 0.234% 7.14 $15.6 1.070% 0.234% 3.08 Other Payers 2016 $3.5 0.631% 0.234% 1.79 2017 $2.0 1.070% 0.233% 2.79 2018 $2.1 1.563% 0.234% 4.19 2019 and after $1.3 2.266% 0.233% 6.02 $8.9 1.188% 0.233% 3.20 Maturities Notional Amounts ($B) Average Pay Rate Average Fixed Receive Rate Average Maturity (Years) Other Receivers 2018 $0.6 0.234% 1.440% 4.14 2019 and after $2.7 0.235% 2.751% 9.57 $3.3 0.235% 2.521% 8.62 Interest Rate Swaps(1) 19 (1) As of September 30, 2014.

Interest Rate Swaptions(1) 20 (1) As of September 30, 2014. Option Underlying Swap Swaption Expiration Cost ($M) Fair Value ($M) Average Months to Expiration Notional Amount ($M) Average Pay Rate Average Receive Rate Average Term (Years) Purchase Contracts: Payer ≥ 6 Months $190.2 $130.3 45.89 $5,210 4.27% 3M LIBOR 8.8 Total Payer $190.2 $130.3 45.89 $5,210 4.27% 3M LIBOR 8.8 Receiver < 6 Months $5.2 $0.8 2.17 $3,250 3M LIBOR 1.33% 5.4 Total Receiver $5.2 $0.8 2.17 $3,250 3M LIBOR 1.33% 5.4 Sale Contracts: Payer ≥ 6 Months $(81.2) $(36.7) 33.02 $(800) 3.44% 3M LIBOR 10.0 Total Payer $(81.2) $(36.7) 33.02 $(800) 3.44% 3M LIBOR 10.0

EXECUTIVE OFFICERS Overview of Two Harbors Team 21 CHIEF F INANCIAL OFFICER BRAD FARRELL • Most recently served as Two Harbors’ Controller from 2009 to 2011 • Previously Vice President and Executive Director of Financial Reporting at GMAC ResCap from 2007 to 2009 and held financial roles at XL Capital Ltd from 2002 to 2007; began his career with KPMG SIGNIF ICANT OPERATIONS AND RMBS EXPERTISE • Substantial operations team; deep servicing and mortgage operations experience • Strong RMBS team focused on trading, investment analysis and research • Leverages proprietary analytical systems INVESTMENT & OPERATIONS TEAM CHIEF EXECUTIVE OFFICER THOMAS SIERING • Also serves as Pine River Capital Management Partner • 33 years of investing and management experience; commenced career at Cargill • Previously Partner and head of Value Investment Group at EBF & Associates CHIEF INVESTMENT OFFICER WILL IAM ROTH • Also serves as Pine River Capital Management Partner • 33 years in mortgage securities market • Managing Director in proprietary trading group at Citi and Salomon Brothers prior to Two Harbors

EXPERIENCED, COHESIVE TEAM (3) ESTABLISHED INFRASTRUCTURE GLOBAL ASSET MANAGEMENT F IRM Overview of Pine River Capital Management • Eighteen partners with average of 23 years experience • Approximately 500 total employees, including 129 investment professionals • Historically low attrition • Strong corporate governance • Registrations include: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong) and SEBI (India) • Proprietary technology • Global footprint with 9 offices world-wide 22 • Global, multi-strategy asset management firm • Comprehensive portfolio management, transparency and liquidity • Institutional and high net worth investors • Founded in 2002 • Demonstrated success achieving growth and managing scale • Approximately $15.4 billion assets under management(1) – $6.0 billion is dedicated to mortgage strategies(2) – Experience managing Agency RMBS, non-Agency RMBS and other mortgage-related assets (1) Defined as estimated assets under management as of September 30, 2014, inclusive of Two Harbors. (2) Defined as estimated mortgage-related assets under management as of September 30, 2014, inclusive of Two Harbors. (3) Employee data as of September 30, 2014.